PRUDENTIAL GOVERNMENT MONEY MARKET FUND, INC.

PGIM Government Money Market Fund (the “Fund”)

Supplement dated July 1, 2026, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and

Statement of Additional Information (SAI), as applicable, and retain it for future reference.

As of July 1, 2026, the Fund’s management fee will be lowered and an additional breakpoint will be added to the management fee rate schedule. To reflect these changes, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows effective July 1, 2026:

1.In the section of the Prospectus and Summary Prospectus entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z

Management fee	0.26%	0.26%	0.26%

Distribution and service (12b-1) fees	0.125%	None	None

Other expenses	0.205%	0.410%	0.160%

Total annual Fund operating expenses	0.590%	0.670%	0.420%

2.In the section of the Prospectus and Summary Prospectus entitled Fund Summary—Fund Fees and Expenses, the expense example table is deleted in its entirety and replaced with the following table:

Share Class	1 Year	3 Years	5 Years	10 Years

Class A	$60	$189	$329	$738

Class C	$68	$214	$373	$811

Class Z	$43	$135	$235	$530

3.In the section of the SAI entitled “MANAGEMENT & ADVISORY ARRANGEMENTS-MANAGER” the existing management fee rates listed are hereby deleted and replaced with the following: “The management fee rate schedule for the Fund is as follows:

Prior to July 1, 2026:

0.50% of average daily net assets up to $50 million; 0.30% of average daily net assets over $50 million.

As of July 1, 2026:

0.30% of average daily net assets up to $50 million;

0.25% of average daily net assets from $50 million to $300 million; 0.20% of average daily net assets over $300 million.”

LR1535